EXHIBIT 99.1

                                                               EXECUTION VERSION

                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 3rd day of December 2007, by and among BLUEFIRE ETHANOL FUELS, INC., a Nevada corporation (the "Company") and each of the persons listed on Schedule A hereto (each an "Investor" and collectively, the "Investors").

      WHEREAS, the Company, Quercus Trust, James G. Speirs and James G. Speirs SEP IRA (the "New Investors") have agreed to enter into a single private placement financing to be funded in two tranches occurring on December 3, 2007 and on or around December 10, 2007 (collectively, the "Financing"), whereby the New Investors will purchase from the Company and the Company will issue to the New Investors shares of common stock and warrants in the Company for an aggregate purchase price of $15,500,000;

      WHEREAS, the Company and the Investors desire to fund $1,000,000 of the Financing herein, whereby the Company will issue to each Investor and each Investor will purchase form the Company the number of shares of common stock (the "Shares") set forth opposite such Investor's name on Schedule A hereto.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Purchase and Sale of the Shares.

            1.1 Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as hereafter defined), the Company will issue, sell and deliver to each Investor, and each Investor will purchase from the Company, the number of Shares set forth opposite such Investor's name on Schedule A hereto at a purchase price of $2.70 per share.

            1.2 Issuance of Warrants. Concurrently with the sale of the Shares by the Company and the purchase of the Shares by the Investors, the Investors will receive a warrant (the "Warrant") to purchase such number of Shares of Common Stock of the Company (the "Warrant Shares") as set forth on Schedule A hereto.

            1.3 Closing. The closing of the purchase and sale of the Shares (the "Closing") will take place at the offices of Seward & Kissel LLP, located at One Battery Park Plaza, New York, New York, 10004, at 10:00 am, New York time on the date hereof or on such other date or at such other place as the parties hereto shall mutually agree (the date of the Closing is hereinafter referred to as the "Closing Date"). At the Closing, the Company will deliver to each Investor a stock certificate or certificates dated the Closing Date for the number of Shares such Investor has agreed to purchase and registered in such name and in such denominations as such Investor requests, and such Investor will pay to the Company the purchase price for such Shares by certified check or wire transfer of immediately available funds.

      2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to each Investor that:

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            2.1   Authority/Capacity. The Company is a corporation duly
organized, validly existing and in good standing under the laws of the state of Nevada and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            2.2 The Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens, security interests, options, charges, pledges and encumbrances.

            2.3 The Warrants. The Warrants when issued and delivered will be duly and validly issued and will be free of all liens and restrictions on transfer other than under applicable securities laws..

            2.4 The Warrant Shares. The Warrant Shares have been duly reserved for issuance by the Company in sufficient number to cover the exercise of all of the Warrants. The issuance of the Warrant Shares upon exercise of the Warrants has been duly authorized by the Company and the Warrant Shares when delivered in accordance with the Warrant, will be validly issued, fully paid and non-assessable, and free of all liens and restrictions on transfer other than under applicable securities laws.

            2.5 Securities Law. In reliance on the investment representations made by the Investors, the offer, issuance, sale and delivery of the Shares and Warrants, as provided in this Agreement, are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

            2.6 Reports; Financial Statements. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (the "Reports") have been filed with the Securities and Exchange Commission (the "SEC") and the Reports complied in all material respects with the rules of the SEC applicable to such Reports on the date filed with the SEC, and to the Company's best knowledge, the Reports did not contain, on the date of filing with the SEC, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not materially misleading. All of the consolidated financial statements included in the Reports (the "Company Financial Statements"): (a) have been prepared from and on the basis of, and are in accordance with, the books and records of the Company and with generally accepted accounting principles ("GAAP") applied on a basis consistent with prior accounting periods; (b) fairly and accurately present in all material respects the consolidated financial condition of the Company as of the date of each such Company Financial Statement and the results of its operations for the periods therein specified; and (c) in the case of the annual financial statements, are


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accompanied by the audit opinion of the Company's independent public accountants. Except as set forth in the Company Financial Statements, as of the date hereof, Company has no liabilities other than (x) liabilities which are reflected or reserved against in the Company Financial Statements and which remain outstanding and undischarged as of the date hereof, (y) liabilities arising in the ordinary course of business of the Company since September 30, 2007, or (z) which were not required by generally accepted accounting principles to be reflected or reserved on the Company Financial Statements. Since September 30, 2007, there has not been any event or change which has had a Material Adverse Effect (as hereinafter defined) and Company has no actual knowledge of any event or circumstance that would reasonably be expected to result in such a Material Adverse Effect. As used herein, "Material Adverse Effect" shall mean a material adverse effect on (i) the Company, (ii) its consolidated results of operations, assets, or financial condition, (iii) its ability to perform its obligations under this Agreement or (iv) the Shares or the Warrant Shares, PROVIDED HOWEVER, that a Material Adverse Effect shall not include facts, circumstances, events, changes, effects or occurrences (i) affecting the United States or global economy or capital or financial markets or the ethanol market generally which do not materially disproportionately affect the Company, (ii) resulting from changes in laws, regulations or GAAP, or in the authoritative interpretations thereof or in regulatory or interpretive guidance related thereto which do not materially disproportionately affect the Company, (iii) resulting from earthquakes or similar catastrophes, or acts of war, sabotage, terrorism, military action or any escalation or worsening thereof which do not materially disproportionately affect the Company, or (iv) resulting from this Agreement, the announcement thereof and the transactions contemplated hereby.

      3. Representations and Warranties of the Investors. Each Investor hereby severally represents and warrants that:

            3.1 Authority; Capacity to Purchase. If such Investor is an entity, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. It has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such Investor, and constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            3.2 Securities Law. Each Investor is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated under this Agreement. Such Investor is acquiring the Shares solely for investment purposes, with no intention of distributing or reselling any of the Shares or any interest therein. Such Investor's financial condition is such that it is able to bear all economic risks of investment in the Shares, including a complete loss of its investment. The Company has provided such Investor with adequate access to financial and other information concerning the Company as requested and such Investor has had the opportunity to ask questions of and receive answers from the Company concerning the transactions contemplated by this Agreement and to


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obtain therefrom any additional information necessary to make an informed decision regarding an investment in the Company. Such Investor is aware that the Shares are not registered under the Securities Act and will be endorsed with transfer restriction legends, and that neither the Shares nor any interest therein may be sold, pledged, or otherwise transferred unless the Shares are registered under the Securities Act or qualify for an exemption under the Securities Act.

      4.    Miscellaneous.

            4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

            4.2 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

            4.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            4.4 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of such party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

            4.5 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to choice of law principles.

            4.6 Further Assurances. Each party shall, at the request of another party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, all such further instruments and take all such further action as each party may reasonably request to confirm or carry out the provisions and intent of this Agreement.

            4.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            4.8 Delivery of Warrant. The Company hereby covenants to deliver to each Investor the Warrant on the earlier of (i) the funding of the remaining $14,500,000 in connection with the Financing or (ii) December 17, 2007.


                           [-Signature Page Follows-]


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        THE COMPANY:

                                        BLUEFIRE ETHANOL FUELS, INC.

                                        By: /s/ Arnold R. Klann
                                            -------------------------
                                            Name: Arnold R. Klann
                                            Title: Chairman & CEO


                                        INVESTORS

                                        QUERCUS TRUST

                                        By:
                                            -------------------------
                                            Name:
                                            Title:


                                        /s/ James G. Speirs
                                        -----------------------------
                                        James G. Speirs


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

      IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

                                        THE COMPANY:

                                        BLUEFIRE ETHANOL FUELS, INC.

                                        By:
                                            -------------------------
                                            Name:
                                            Title:


                                        INVESTORS

                                        QUERCUS TRUST


                                        BY: /s/ David Gelbaum
                                            -------------------------
                                            NAME: David Gelbaum
                                            TITLE: Trustee


                                        /s/ James G. Speirs
                                        -----------------------------
                                        James G. Speirs


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                                                                      Schedule A

                              SCHEDULE OF INVESTORS

                                  COMMON STOCK
                                  ------------

                                                               Aggregate
Name                              No. of Shares              Purchase Price
-------------------------  --------------------------  -------------------------

Quercus Trust                        185,185                   $500,000

James G. Speirs                       74,074                   $200,000

James G. Speirs SEP IRA              111,111                   $300,000
                           --------------------------  -------------------------
Total                                370,370                 $1,000,000




                                    WARRANTS
                                    --------

Name                     No. of Warrants      Exercise Price     Exercise Term
---------------------  -------------------  ------------------  ----------------

Quercus Trust                185,185               $2.90             5 Years

James G. Speirs               74,074               $2.90             5 Years

James G. Speirs SEP          111,111               $2.90             5 Years
IRA                    -------------------  ------------------  ----------------

Total                        370,370




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